UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2019

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Dr, Suite 102, San Diego, CA	92108
(Address of Principal Executive Offices)	(Zip Code)

619-631-8261

(Registrant’s telephone number, including area code)

GreenBox POS LLC

2305 Historic Decatur Rd #100, San Diego, CA 92106

(Former Name and Former Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements

On February 19, 2019, the sole officers and directors, Ben Errez and Fredi Nisan (the “Management”) of GreenBox POS (f/k/a GreenBox POS LLC) (the “Company”), concluded that the following previously filed financial statements of the Company should not be relied upon: (1) the Company’s unaudited financial statements for the quarterly period ended June 30, 2018, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the Securities and Exchange Commission (the “Commission”) on September 6, 2018, as amended on September 10, 2018 (collectively, the “Q2 Report”); and (2) the Company’s unaudited financial statements for the quarterly period ended September 30, 2018, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the Commission on November 21, 2018 (the “Q3 Report”).

As previously disclosed in Note 4 to the financial statements in each of the Q2 Report and the Q3 Report, the Company formerly had a revolving line of credit totaling $1,800,000 with Frank Yuan, the Company’s former CEO and Jerome Yuan, the son of Frank Yuan.

As previously disclosed in Note 8 to the financial statements in each of the Q2 Report and the Q3 Report, on April 12, 2018, Frank Yuan converted $144,445 of the line of credit to 144,445,000 shares of the Company’s common stock at a price of $0.001 per share.

The Company, as disclosed in Note 8 in each of the Q2 Report and the Q3 Report, calculated that the total fair value of the 144,445,000 shares of common stock was $5,777,800. This resulted in a loss on the settlement of debt in the amount of $5,633,355.

On December 26, 2018, information came to the attention of Management that led it to investigate whether the Company’s calculation of the total fair value of the 144,445,000 conversion shares was wrong. On February 19, 2019, Management concluded that the price per share of the conversion shares should have been valued using the conversion price of $0.001 and not the April 12, 2018 market price of $0.04.

The Company will, as soon as is practicable, make the appropriate adjustments to each of the Q2 Report and Q3 Report by filing an amendment to both the Q2 Report and the Q3 Report with the Commission which will include restated consolidated financial statements and notes thereto and any other appropriate revisions.

The Company expects that the loss on the settlement of debt that will be reported in the amendment to both the Q2 Report and the Q3 Report will be substantially reduced as compared to the loss reported in each of the Q2 Report and the Q3 Report.

Management discussed the matters described in this Item 4.02 with representatives of the Company’s independent registered public accounting firm, Pinnacle Accountancy Group of Utah, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Date: February 21, 2019	By:	/s/ Fredi Nisan
Fredi Nisan
Chief Executive Officer